UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2013

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment of Bylaws

On July 16, 2013, the Company’s Board of Directors amended the Company’s Bylaws. The amendments are effective as of that date. The amended and restated Bylaws are filed herewith as Exhibit 3.1. The amended section of the Bylaws is 7.1(a).

The amendment increases from 70 to 72 the age after which a director who is not also an officer of the Company generally will not be re-nominated for election to the Board. The amendment also provides that the Board may extend that age to 75 for any director.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are incorporated by reference:

Exhibit #	Description

3.1	Bylaws of First Horizon National Corporation, as amended and restated July 16, 2013

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation (Registrant)

Date: July 17, 2013	By:	/s/ Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary
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EXHIBIT INDEX

EX-3.1	Bylaws of First Horizon National Corporation, as amended and restated July 16, 2013